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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                                 (SENIOR NOTES)

     We, the undersigned officers and directors of Chesapeake Energy Corporation (hereinafter, the "Company"), hereby severally constitute Aubrey K. McClendon, Tom L. Ward and Marcus C. Rowland, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, one or more Registration Statements on Form S-4, and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 senior debt securities of the Company, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     DATED this 10th day of April, 1997.

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
/s/ AUBREY K. MCCLENDON                                     /s/ TOM L. WARD
-----------------------------------------------------       -----------------------------------------------------
Aubrey K. McClendon, Chairman of the Board and Chief        Tom L. Ward, President and Director
Executive Officer (Principal Executive Officer)

/s/ MARCUS C. ROWLAND                                       /s/ RONALD A. LEFAIVE
-----------------------------------------------------       -----------------------------------------------------
Marcus C. Rowland, Vice President -- Finance and            Ronald A. Lefaive, Controller (Principal Accounting
Chief Financial Officer (Principal Financial Officer)       Officer)

/s/ E.F. HEIZER, JR.                                        /s/ BREENE M. KERR
-----------------------------------------------------       -----------------------------------------------------
E.F. Heizer, Jr., Director                                  Breene M. Kerr, Director

/s/ SHANNON SELF                                            /s/ FREDERICK B. WHITTEMORE
-----------------------------------------------------       -----------------------------------------------------
Shannon Self, Director                                      Frederick B. Whittemore, Director

/s/ WALTER C. WILSON
-----------------------------------------------------
Walter C. Wilson, Director
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